WireCo WorldGroup Investor Call Q2 2015

2 Forward-Looking Statements This presentation contains statements that relate to future events and expectations and as such constitute forward-looking statements. It is important to note that the Company’s performance, and actual results, financial condition or business could differ materially from those expressed in such forward- looking statements. Forward-looking statements include those containing such words as “anticipates,” “believes”, “continues,” “estimates,” “expects,” “forecasts,” “intends,” “outlook,” “plans,” “projects,” “should,” “targets,” “will,” or other words of similar meaning. Factors that could cause or contribute to such differences include, but are not limited to: the general economic conditions in markets and countries where we have operations; fluctuations in end market demand; risks associated with our non-U.S. operations; foreign currency exchange rate fluctuations; the competitive environment in which we operate; changes in the availability or cost of raw materials and energy; risks associated with our manufacturing activities; our ability to meet quality standards; our ability to protect our trade names; violations of laws and regulations; the impact of environmental issues and changes in environmental laws and regulations; our ability to successfully execute and integrate acquisitions; comparability of our specified scaled disclosure requirements applicable to emerging growth companies; labor disturbances, including any resulting from suspension or termination of our collective bargaining agreements; our significant indebtedness; covenant restrictions; the interests of our principal equity holder may not be aligned with the holders of our 9.5% Senior Notes; and credit-rating downgrades. More detailed information about factors that could affect future performance or results may be found in our filings with the Securities and Exchange Commission (“SEC”), including our Annual Report on Form 10-K for the year ended December 31, 2014 and subsequent reports. Forward-looking statements should not be relied upon as a guarantee of future performance or results, nor will they prove to be accurate indications of the times at or by which any such performance or results will be achieved. The Company undertakes no obligation to update forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes in future operating results, financial condition or business over time. Non-GAAP Financial Measures Some of the information included in this presentation is derived from our consolidated financial information but is not presented in our financial statements prepared in accordance with U.S. generally accepted accounting principles (“GAAP”). Certain of these data are considered “Non-GAAP Financial Measures” under SEC rules. These Non-GAAP Financial Measures supplement our GAAP disclosures and should not be considered an alternative to the GAAP measure. Reconciliations to the most directly comparable GAAP financial measures can be found in the Appendix to this presentation. These Non-GAAP Financial Measures are provided as a means to enhance communications with security holders by providing additional information regarding our operating results and liquidity. Management uses these Non-GAAP Financial Measures in evaluating our performance and in determining debt covenant calculations. Any reference during the discussion today to EBITDA means Adjusted EBITDA for which we have provided a reconciliation in the Appendix. Cautionary Statements

3 WireCo Business Overview

4 WireCo Overview Steel (75%) Large diameter, highly engineered rope and electrical signal transmission cable Engineered specialty wire products used in industrial end markets Highly engineered, made-to-order synthetic ropes and technical products that have strength characteristics of steel but weigh significantly less Synthetic (25%) Highly engineered plastic molding from recycled materials used in a variety of industrial, structural and oil and gas applications Rope (73% of Sales) (1) Broad Product Offering Specialty Wire (18% of Sales) (1) Engineered Products (9% of Sales) (1) Rope: Diverse End Market Applications Oil & Gas Industrial and Infrastructure Fishing Maritime Mining (1) Percentages shown as % of Q2 2015 Sales.

5 WireCo Q2 2015 Performance

Q2 Performance Summary

WireCo WorldGroup

- Challenging market conditions & FX changes negatively impacted EBITDA, while management actions during quarter partially offset challenges
  - Revenue Impacting adjusted EBITDA(1) by $14.8 million (FX adjusted)
    - $173.8 million down from prior year Q2 by $52.7 million (FX impact $28.8 million)
    - Onshore Oil and gas primary driver both in ropes and Engineered Products (mature Oil & Gas portfolio in EP)
    - Slowdown in Global OEM Crane and Mining markets for rope products
  - FX impact on adjusted EBITDA(1) of $5.8 million compared to Q2 2014
  - Expense management increasing adjusted EBITDA(1) by $6.4 million (FX adjusted) compared to Q2 2014
- Resulting adjusted EBITDA(1) of $27.1 million with 15.6% margin
- Q2 cash consumption ($9.2) million driven by adjusted working capital(1) percentage increase to 35.7% and $2.2 million in advisory and amendment fees
  - Increased A/R days in short-term to support customers (but long-term DSO trend improvement)
  - Inventory declined in terms of dollars, but days increased as trying to balance factories with revenue decline

Sales

23.3% behind Q2'14



$226.5
$173.8
Q2'14
Q2'15

Adjusted EBITDA (1)

34.4% behind Q2'14



$41.3
$27.1
Q2'14
Q2'15

Free Cash Flow (1)



$(0.5)
$(9.2)
Q2'14
Q2'15

6

(1) Adjusted EBITDA, Free Cash Flow and Adjusted Working Capital are Non-GAAP Financial Measures. See appendix for reconciliations to most directly comparable GAAP Financial Measures.

7  Relative to Q2 2014, continue to effectively manage operational and SG&A costs to partially offset impact of challenging market - $6.4 million of adjusted EBITDA(1) benefit – Continue expense management savings in excess of Q1 commitment – Resulting combined operational and SG&A savings of $6.4 million exceeds implied quarterly savings target of $5.3 million communicated during Q1 2015 investor call  95% of revenue decline driven by Oil & Gas (Onshore ropes and Engineered Products’ Mature Offshore Portfolio) - $14.1 million of adjusted EBITDA(1) decline  Global OEM Crane and Mining markets showed weakness mitigated by strength in Offshore contracted rope revenues - $0.7 million of adjusted EBITDA(1) decline (including All Other Markets) Adjusted EBITDA (1) Bridge Adjusted EBITDA (1) Bridge (1) Adjusted EBITDA is a Non-GAAP Financial Measure. See appendix for reconciliations to most directly comparable GAAP Financial Measures. (2) 2014 Constant Currency are 2014 actuals calculated at 2015 exchange rates for the same period. (2) (1) (1) Oil & Gas Impact

Operational Initiatives Update

($ in millions)	Plants / Other Operational	Procurement	SG&A	Total Savings
Q1 Actual Savings	$0.9	$0.5	$0.5	$1.9
Total 2015E Savings	5.6	7.1	5.0	17.7
Implied Q2 (1)	1.6	2.2	1.5	5.3
Actual Q2 Savings	$2.0	$1.6	$2.8	$6.4
Achieved in Excess / (Below) Implied Q2	***0.4***	***(0.6)***	***1.3***	***1.1***

(1) Implied quarterly savings based on full year 2015E savings communicated on Q1 Investor call.

Commentary

Plant	❑ Reduced FTEs in Mexico (impacted O&G plant) in excess of initial Q1 estimates ❑ Also includes savings related to Distribution Centers and Freight
Procurement	❑ Resin makers declared force majeure on polyethylene and polypropylene (primary input for synthetic ropes) during Q2, leading to higher resin prices (2) ❑ On target to achieve $7.1 million in savings for 2015
SG&A	❑ Favorable from headcount reductions, hire deferrals, disciplined travel and entertainment expense management and 3rd party consultant management

Management's operational initiatives generated savings in excess of the implied quarterly savings communicated during Q1 investor call

(2) Source: Platts, May 2015 Article. "Slew of petrochemicals force majeures sour relations as buyers scramble for tons."

8

9  Cash usage of $9.2 million including $2.2 million of Advisory/Amendment Fees and $28.2 million Interest Payment  Working capital largest driver of shortfall to breakeven cash flow – Increase in Net Working Capital as % of sales from 34.8% in Q1’15 to 35.7% in Q2’15 − If Q1’15 NWC as % of sales level was achieved, cash generation $6.3 million higher – Both A/R and Inventory days increased despite reduced balances  Capex spending of $8.2M as we near completion of capacity expansion in Brazil and Poland Working Capital & Cash Management Key Working Capital Statistics Q2’15 Cash Flow ($ in mil.) EBITDA $27.1 Interest (28.2) Tax (1.5) Inventory 5.6 A/R 5.1 Payable (6.2) Change i NWC $4.5 Other (0.6) Capex (8.2) Cash Flow - Pre Advisory/Amendment Fees (7.0) Advisory/Amendment Fees (2.2) Total Free Cash Flow ($9.2) ($ in mil.) Metrics in Days Q1'15 Q2'15 AR 62 63 Inventory 134 138 AP 51 52 Net W king Capital as % of Sales 34.8% 35.7%

10 Quarterly Performance Trends Sales Adjusted EBITDA (1) Free Cash Flow (1) (1) Adjusted EBITDA, Adjusted Working Capital and Free Cash Flow are Non-GAAP Financial Measures. See appendix for reconciliations to most directly comparable GAAP Financial Measures. Adjusted Working Capital (1) $203.8 $204.9 $210.5 $226.5 $217.1 $202.7 $180.4 $173.8 Q3'13 Q4'13 Q1'14 Q2'14 Q3'14 Q4'14 Q1'15 Q2'15 $35.7 $35.0 $36.5 $41.3 $39.0 $34.2 $27.3 $27.1 17.5% 17.1% 17.3% 18.2% 17.9% 16.9% 15.1% 15.6% Q3'13 Q4'13 Q1'14 Q2'14 Q3'14 Q4'14 Q1'15 Q2'15 $33.3 $10.7 $12.3 $(0.5) $16.2 $0.5 $(0.1) $(9.2) Q3'13 Q4'13 Q1'14 Q2'14 Q3'14 Q4'14 Q1'15 Q2'15 $321 $301 $311 $313 $287 $264 $251 $248 39.4% 36.7% 37.0% 34.6% 33.0% 32.5% 34.8% 35.7% Q3'13 Q4'13 Q1'14 Q2'14 Q3'14 Q4'14 Q1'15 Q2'15

11  Net Debt(1) increased compared to Q1 2015 due to interest payment in Q2 and an increase in working capital percent – Swap Adjusted Net Debt assumes unrealized gain from swap  Disciplined cash management minimizing impact of challenging Oil & Gas market conditions – Oil and Gas portfolio lowest working capital requirement in portfolio  Capital investments to expand capacity in Brazil and Poland near completion Net Debt (1) Levels (1) Net Debt is a Non-GAAP Financial Measure. See appendix for reconciliation to most directly comparable GAAP Financial Measure. Net Debt (1) and Swap Adjusted Net Debt Trend

12 Market Outlook

Rope Update

WireCo WorldGroup

Sales Results

($ millions)

LTM Rope Sales: $561.7



$155.7
$149.5
$130.0
$126.5
Q3 '14
Q4 '14
Q1 '15
Q2 '15



Short-Term Market Outlook & Trends

	Oil & Gas	Industrial and Infrastructure	Mining	Fishing	Maritime
ST Market Outlook	↔	↔	↓	↑	↔
ST WireCo Sales Outlook	- *Two large upcoming EMC orders to M. East* - *Uncertainty in other Onshore rope with rig count stabilization offset by continued production over supply* - *Favorability from offshore as 2nd Brazil line on track*	- *Europe business benefitting from weaker euro, quantitative easing and improvement in credit supply conditions; PMI composite remains high* - *US stagnant on weak OEM backlog* - *China still struggling from inventory glut*	- *Continued pressure on commodity prices and decline in coal tons mined in US driving lower sales* - *Offset with large orders in African market in Q3*	- *Continued strength in tuna netting business* - *Weak salmon prices in Chile driving weakness in South America business* - *Holiday season in Europe brings slowdown*	- *Holiday season in Europe brings slowdown* - *Slightly offset by large sale to M. East*

13

14 LTM Wire Sales: $134.8 Sales Results Specialty Wire ($ millions) ST WireCo Sales Outlook Engineered Products ($ millions) LTM Engineered Products Sales: $77.4 ST Market Outlook Specialty Wire and Engineered Products – Poultry and steel market with strong outlook – Continued weakness and delay of purchases in mature offshore portfolio – Expected buoyancy project sales beginning in Q3’15 (Qualifications in Q2’15 in line with expectations) – Select Mexico investment projects continue to be delayed (e.g. cable tower projects) – Weakness in furniture end market driving slowdown in Poland business – Offsetting strength in Mexican PC strand business and European wire demand $37.6 $33.4 $32.9 $30.9 Q3 '14 Q4 '14 Q1 '15 Q2 '15 $23.8 $19.8 $17.4 $16.4 Q3 '14 Q4 '14 Q1 '15 Q2 '15

15  Continuing to monitor markets closely and react as needed with changing conditions – Onshore oil and gas rig count stabilized although price volatility continues – Offshore rope and buoyancy contracts showing growth, but OEM Cranes and Mining markets continue to experience softness  EBITDA impact from FX on Net Leverage ratio partially mitigated with $425M swap at weighted average effective rate of 1.22 USD to EURO  Management reducing expenses in excess of initial guidance – Cost containment actions implemented and setup to sustain when markets turn – Increasing return requirements for capital programs while concluding key committed projects in Q3 (Poland and Brazil expansions) – Working capital management key to drive cash flow for remainder of year; focused on improving working capital as a percent of sales  As discussed last earnings call, we continue to proactively consider refinancing alternatives and remain focused on opportunistically extending the maturities of our capital structure at the appropriate time – We are in active dialogue with various banks and financing sources and expect to be in market at appropriate time well ahead of these maturities Conclusion

16 Appendix

17 Adjusted Working Capital(1) Metrics A/P  Working capital management is the largest opportunity for cash generation  Q2 2015 Adjusted Working Capital(1) 35.7% of sales Adjusted Working Capital(1) A/R Inventory (1) Adjusted Working Capital is a Non-GAAP Financial Measure. See appendix for reconciliation to most directly comparable GAAP Financial Measure. 160 149 160 160 142 143 127 132 71 65 68 63 59 61 63 68 2 22 42 62 82 102 122 142 $50 $70 $90 $110 $130 $150 $170 $190 Q3 '13 Q4 '13 Q1 '14 Q2 '14 Q3 '14 Q4 '14 Q1 '15 Q2 '15 D S O $ ( in m ill io n s ) AR Days sales outstanding (DSO) Linear (AR) 74 76 89 95 80 99 78 76 44 45 50 51 45 59 51 52 2 12 22 32 42 52 62 $35 $45 $55 $65 $75 $85 $95 $105 Q3 '13 Q4 '13 Q1 '14 Q2 '14 Q3 '14 Q4 '14 Q1 '15 Q2 '15 D P O $ ( in m ill io n s ) AP Days payables outstanding (DPO) Linear (AP) AWC % of L3M Sales Q3 '13 Q4 '13 Q1 '14 Q2 '14 Q3 '14 Q4 '14 Q1 '15 Q2 '15 39.4% 36.7% 37.0% 34.6% 3 .0% 33.2% 34.8% 35.7% 235 228 240 248 228 225 206 203 139 136 138 135 128 134 134 137 100 110 120 130 140 150 160 $- $50 $100 $150 $200 $250 $300 Q3 '13 Q4 '13 Q1 '14 Q2 '14 Q3 '14 Q4 '14 Q1 '15 Q2 '15 D S I $ ( in m ill io n s ) Inventory, net Days sales in inventory (DSI) Linear (Inventory, net) 321 301 311 313 287 264 251 248 166 156 156 147 142 136 146 153 0 20 40 60 80 100 120 140 160 180 $- $50 $100 $150 $200 $250 $300 $350 Q3 '13 Q4 '13 Q1 '14 Q2 '14 Q3 '14 Q4 '14 Q1 '15 Q2 '15 C a s h C onv e rs io n $ ( in m ill io n s ) AWC Cash conversion cycle Linear (AWC)

18 Income Statement Results 2014 2015 Q1 Q2 Q3 Q4 FY Q1 Q2 Sales $210.5 $226.5 $217.1 $202.7 $856.8 $180.4 $173.8 Adj. EBITDA (1) $36.5 $41.3 $39.0 $34.2 $151.0 $27.3 $27.1 Adj. EBITDA Margin 17.3% 18.2% 17.9% 16.9% 17.6% 15.1% 15.6% Sales Var. QoQ 2.7% 7.6% (4.2%) (6.6%) (11.0%) (3.6%) Adj. EBITDA Var. QoQ 4.3% 13.2% (5.6%) (12.3%) (20.2%) (0.7%) Sales Var. YoY (5.5%) 19.3% 6.5% (1.1%) (14.3%) (23.3%) Adj. EBITDA Var. YoY (2.9%) 33.2% 9.2% (2.3%) (25.2%) (34.4%) (1) Adjusted EBITDA is a Non-GAAP Financial Measure. See appendix for reconciliation to most directly comparable GAAP Financial Measure.

19 2014 2015 Q1 Q2 Q3 Q4 Q1 Q2 Free Cash Flow (1) $12 $(1) $16 $1 $0 $(9) Interest Paid $5 $31 $6 $28 $6 $28 CapEx $3 $6 $7 $9 $9 $8 Cash Flow (1) Free Cash Flow, Adjusted Working Capital and Net Debt are Non-GAAP Financial Measures. See appendix for reconciliations to most directly comparable GAAP Financial Measures. Adjusted Working Capital (AWC) (1) $311 $313 $287 $264 $251 $248 AWC % of Sales 37.0% 34.6% 33.0% 32.5% 34.8% 35.7% Net Debt (1) $833 $834 $817 $817 $817 $826 Net Leverage 6.0x 5.6x 5.4x 5.4x 5.8x 6.3x Balance Sheet Cash Flow and Balance Sheet Results ($ millions)

Non-GAAP Reconciliations

WireCo WorldGroup

Adjusted EBITDA Reconciliation

($000s)

	Q3 2013	Q4 2013	2013	Q1 2014	Q2 2014	Q3 2014	Q4 2014	2014	Q1 2015	Q2 2015
Net Loss (GAAP)	$ (644)	$ (1,554)	$ (27,004)	$ (43)	$ (2,097)	$ (35,192)	$ 8,559	$ (28,773)	$ (5,293)	$ (18,096)
Plus:										
Interest expense, net	19,991	20,382	80,830	19,858	20,116	19,603	18,900	78,477	18,988	16,637
Income tax expense (benefit)	5,632	3,556	10,541	658	2,704	(4,540)	(14,463)	(15,641)	(6,336)	6,709
Depreciation and amortization	14,436	15,779	58,534	13,035	12,913	12,192	12,418	50,558	11,375	11,138
Foreign currency exchange losses (gains), net	(14,417)	(9,185)	(13,584)	(950)	4,045	31,816	1,387	36,298	4,278	5,740
Share-based compensation	1,993	2,251	5,969	1,762	1,808	1,969	2,277	7,816	1,926	1,926
Other expense (income), net	1,165	183	635	(755)	176	(125)	680	(24)	309	(80)
Loss on extinguishment of debt	-	-	-	-	-	617	-	617	-	-
Acquisition costs	-	(1)	369	12	334	-	1,107	1,453	-	-
Purchase accounting (inventory step-up and other)	393	37	2,191	-	-	-	-	-	-	-
Advisory fees	1,220	997	4,551	952	947	2,001	1,497	5,397	984	991
Reorganization and restructuring charges	2,005	1,992	9,548	987	147	832	268	2,234	759	1,498
Effect of inventory optimization program	2,970	-	2,970	-	-	9,244	-	9,244	-	-
Non-cash impairment of fixed assets	-	-	-	598	-	246	300	1,144	-	-
Other adjustments	935	532	3,643	356	230	289	1,334	2,209	352	587
Adjusted EBITDA (Non-GAAP)	$ 35,679	$ 34,969	$ 139,193	$ 36,470	$ 41,323	$ 38,952	$ 34,264	$ 151,009	$ 27,342	$ 27,050

20

21 Adjusted Working Capital Non-GAAP Reconciliations ($000s) Q3 2013 Q4 2013 Q1 2014 Q2 2014 Q3 2014 Q4 2014 Q1 2015 Q2 2015 Accounts receivable, net 160,277$ 148,564$ 160,427$ 159,652$ 141,982$ 143,068$ 126,549$ 131,707$ I ventories, net 235,005 228,245 239,831 248,400 227,590 225,075 205,567 202,889 Acco nts payable (73,900) (76,181) (88,950) (94,821) (80,026) (98,914) (77,656) (76,182) Customer advances - - - - (2,886) (5,716) (3,128) (10,204) Adjusted Working Capital (Non-GAAP) 321,382 300,628 311,308 313,231 286,660 263,513 251,332 248,210 Plus: All other current assets 59,846 55,999 62,770 62,898 73,034 78,908 70,454 57,711 Less: All other current liabilities (76,164) (56,539) (71,603) (60,072) (73,067) (59,320) (66,164) (42,757) Working capital (GAAP) 305,064$ 300,088$ 302,475$ 316,057$ 286,627$ 283,101$ 255,622$ 263,164$

22 Free Cash Flow Reconciliation ($000s) Non-GAAP Reconciliations Q3 2013 Q4 2013 Q1 2014 Q2 2014 Q3 2014 Q4 2014 Q1 2015 Q2 2015 Net cash provided by (used in) operating activities (GAAP) 37,358$ 16,145$ 15,650$ 10,072$ 22,704$ 10,992$ 12,600$ (860)$ Less: capital expenditures (4,189) (6,839) (3,200) (6,424) (6,589) (8,659) (9,212) (8,250) Less: acquisition of business and other investing activities (1) - - (4,573) 1,951 - - - Effect of exchange rates on cash and cash equivalents 849 686 46 26 (1,978) (1,945) (4,460) 612 Other items (693) 670 (187) 352 147 98 940 (740) Free Cash Flow (Non-GAAP) 33,324$ 10,662$ 12,309$ (547)$ 16,235$ 486$ (132)$ (9,238)$

23 Net Debt Reconciliation ($000s) Non-GAAP Reconciliations Q3 2013 Q4 2013 Q1 2014 Q2 2014 Q3 2014 Q4 2014 Q1 2015 Q2 2015 Borrowings under Revolving Loan Facility 37,376$ 32,000$ 18,500$ 27,250$ 44,050$ 68,750$ 57,650$ 75,600$ Polish Debt due 2014 17,047 8,860 8,810 8,756 8,029 - - - Term Loan due 2017 331,650 330,813 329,975 326,021 325,192 324,362 323,532 308,038 9.00% Senior Notes due 2017 (formerly 11.75% Senior Notes) 82,500 82,500 82,500 82,500 56,000 56,000 56,000 56,000 9.50% Senior Notes due 2017 425,000 425,000 425,000 425,000 425,000 425,000 425,000 425,000 Other indebtedness 622 688 491 594 188 157 - - Capit l lease obligations 3,464 3,333 3,659 2,869 2,455 2,328 1,050 1,246 Total debt at face value plus capital lease obligations (GAAP) 897,659 883,194 868,935 872,990 860,914 876,597 863,232 865,884 Less: Cash and cash equivalents (38,566) (34,987) (33,373) (37,003) (41,718) (58,195) (45,193) (38,044) Less: Restricted cash (3,111) (2,887) (2,551) (2,429) (1,873) (1,565) (1,070) (1,633) Net Debt (Non-GAAP) 855,982$ 845,320$ 833,011$ 833,558$ 817,323$ 816,837$ 816,969$ 826,207$